American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2023

Real Estate Fund - Schedule of Investments
JANUARY 31, 2023 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.5%
Data Centers — 8.9%
Digital Realty Trust, Inc.	156,311	17,916,367
Equinix, Inc.	70,059	51,712,650
		69,629,017
Health Care — 9.3%
Healthpeak Properties, Inc.	579,379	15,921,335
Sabra Health Care REIT, Inc.	561,228	7,576,578
Ventas, Inc.	602,035	31,191,433
Welltower, Inc.	244,767	18,367,316
		73,056,662
Home Financing — 2.2%
AGNC Investment Corp.(1)	1,476,971	17,132,864
Industrial — 15.5%
Prologis, Inc.	778,687	100,668,655
Rexford Industrial Realty, Inc.	333,206	21,148,585
		121,817,240
Infrastructure REITs — 16.7%
American Tower Corp.	288,584	64,466,780
Crown Castle, Inc.	286,025	42,363,163
SBA Communications Corp.	83,282	24,778,893
		131,608,836
Lodging/Resorts — 2.6%
Host Hotels & Resorts, Inc.	559,987	10,555,755
Hyatt Hotels Corp., Class A(2)	90,380	9,862,266
		20,418,021
Office — 3.1%
Alexandria Real Estate Equities, Inc.	114,785	18,450,541
Corporate Office Properties Trust	209,161	5,871,149
		24,321,690
Residential — 12.8%
American Homes 4 Rent, Class A	360,400	12,358,116
AvalonBay Communities, Inc.	44,161	7,835,928
Equity LifeStyle Properties, Inc.	78,321	5,621,881
Mid-America Apartment Communities, Inc.	117,936	19,662,290
Sun Communities, Inc.	127,961	20,071,962
UDR, Inc.	815,728	34,741,856
		100,292,033
Retail — 16.1%
Agree Realty Corp.	161,783	12,073,865
Brixmor Property Group, Inc.	572,219	13,464,313
Essential Properties Realty Trust, Inc.	713,740	18,186,095
Kite Realty Group Trust	674,186	14,629,836
NETSTREIT Corp.	242,532	4,882,169
Realty Income Corp.	430,510	29,201,494
Simon Property Group, Inc.	264,935	34,033,550
		126,471,322
Self Storage — 6.3%
Public Storage	162,877	49,569,986

Specialty — 6.0%
Gaming & Leisure Properties, Inc.	474,440	25,411,006
Iron Mountain, Inc.	398,826	21,767,923
		47,178,929
TOTAL COMMON STOCKS (Cost $677,862,583)		781,496,600
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,353	6,353
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,438,076	2,438,076
		2,444,429
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 10/31/23 - 11/30/23, valued at $1,221,290), in a joint trading account at 4.22%, dated 1/31/23, due 2/1/23 (Delivery value $1,197,264)		1,197,124
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 1/15/26, valued at $3,854,637), at 4.28%, dated 1/31/23, due 2/1/23 (Delivery value $3,779,449)		3,779,000
		4,976,124
TOTAL SHORT-TERM INVESTMENTS (Cost $7,420,553)		7,420,553
TOTAL INVESTMENT SECURITIES—100.5% (Cost $685,283,136)		788,917,153
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,707,437)
TOTAL NET ASSETS — 100.0%		$785,209,716

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,641,036. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,689,418, which includes securities collateral of $5,251,342.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$781,496,600	—	—
Short-Term Investments	2,444,429	$4,976,124	—
	$783,941,029	$4,976,124	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.